Exhibit 99.1

News from Great Lakes Dredge & Dock Corporation For further information contact: Katie Hayes, Investor Relations @ 630-574-3772

GREAT LAKES ANNOUNCES DEPARTURE OF DEMOLITION PRESIDENT

Oak Brook, Illinois – April 13, 2011 – Great Lakes Dredge & Dock Corporation (NASDAQ:GLDD), the largest provider of dredging services in the United States and a major provider of commercial and industrial demolition services, announced that Mr. Christopher Berardi resigned his employment with Great Lakes’ demolition segment, effective April 29, 2011. Mr. Berardi owns a 35% Class B membership interest in NASDI, LLC (NASDI), Great Lakes’ primary demolition segment subsidiary. Upon receipt of Mr. Berardi’s resignation, Great Lakes exercised its option to call Mr. Berardi’s NASDI membership interest for a nominal exercise price. As a result, Great Lakes will own 100% of NASDI, LLC.

Stephen E. Pegg, Senior Vice President of Corporate Development at Great Lakes, is currently responsible for operations at NASDI and is leading the effort to better integrate NASDI and Great Lakes.

Jonathan W. Berger, CEO of Great Lakes stated: “NASDI has a strong operating team, now led by Steve Pegg. We look forward to working more closely with NASDI leadership to continue to expand NASDI’s footprint.”

The Company

Great Lakes Dredge & Dock Corporation is the largest provider of dredging services in the United States and the only U.S. dredging company with significant international operations. The Company is also one of the largest U.S. providers of commercial and industrial demolition services primarily in the Northeast. Additionally, the Company owns a 50% interest in a marine sand mining operation in New Jersey which supplies sand and aggregate used for road and building construction. Great Lakes employs over 150 degreed engineers, most specializing in civil and mechanical engineering, which contributes to its 121-year history of never failing to complete a marine project. Great Lakes has a disciplined training program for engineers which ensures experienced-based performance as they advance through Company operations. Great Lakes also owns the largest and most diverse fleet in the U.S. industry, comprised of over 180 specialized vessels.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission (“SEC”), all as may be amended from time to time. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Great Lakes and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward-looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “may,” “would,” “could,” “should,” “seeks,” or “scheduled to,” or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Great Lakes cautions investors that any forward-looking statements made by Great Lakes are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Great Lakes, include, but are not limited to, risks associated with Great Lakes’ leverage, fixed price contracts, dependence on government contracts and funding, bonding requirements and obligations, international operations, government regulation, restrictive debt covenants and fluctuations in quarterly operations, and those factors, risks and uncertainties that are described in Item 1A of its Annual Report on Form 10-K for the year ended December 31, 2010, and in other securities filings by Great Lakes with the SEC.

Although Great Lakes believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Great Lakes’ future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Great Lakes does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.

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